                    MITCHELL HUTCHINS LIR SELECT MONEY FUND

            1285 AVENUE OF THE AMERICAS . NEW YORK, NEW YORK 10019

Professionally managed money market fund seeking:

  . Maximum Current Income

  . High Liquidity

  . Preservation of Capital

Mitchell Hutchins LIR Select Money Fund is a series of Mitchell Hutchins Institutional Series, a Delaware business trust ("Trust"). The Fund offers two separate classes of shares--Institutional shares and Financial Intermediary shares. Institutional shares are available for purchase primarily by institutional investors. Financial Intermediary shares are available for purchase by banks and other financial intermediaries for the benefit of their customers. The Fund is newly organized and has no operating history.

This Prospectus concisely sets forth information that a prospective investor should know about the Fund before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated July 31, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC" or "Commission"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll free 1-888-LIR-FUND. Customers of banks and other financial intermediaries that purchase the Fund's Financial Intermediary shares also may obtain the Statement of Additional Information from their financial intermediaries. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

             Not FDIC insured. May lose value. No bank guarantee.


-------------------------------------------------------------------------------

  THE  SECURITIES AND EXCHANGE  COMMISSION HAS  NOT APPROVED OR  DISAPPROVED
     THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROSPECTUS DATED JULY 31, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Highlights.................................................................    3
Investment Objective and Policies..........................................    5
Purchases..................................................................    8
Exchanges..................................................................    9
Redemptions................................................................    9
Valuation of Shares........................................................   10
Dividends and Taxes........................................................   10
Management and Distribution Arrangements...................................   11
Financial Intermediaries...................................................   12
Performance Information....................................................   12
General Information........................................................   13

                                   HIGHLIGHTS

  See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Fund:           Professionally managed money market fund designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others.

                    The Fund offers investors the choice of investing in two separate classes of shares.

                    . Institutional shares are available for purchase primarily by institutional investors.

                    . Financial Intermediary shares are available for purchase solely by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees payable by the Fund to those financial intermediaries for certain services they provide to the beneficial owners of those shares.

                    See "Purchases," "Redemptions," "Financial Intermediaries" and "Valuation of Shares."

Investment          Maximum current income consistent with liquidity and the
 Objective and      preservation of capital. The Fund invests in a diversified
 Policies:          portfolio of high quality, short-term, U.S. dollar-
                    denominated money market instruments.

Distributor:        PaineWebber Incorporated ("PaineWebber"). See "Management."

Investment
 Adviser: Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). See "Management."

Purchases:          Shares may be purchased through PaineWebber, its
                    correspondent firms or through First Data Investor Services
                    Group, Inc., the Fund's transfer agent ("Transfer Agent").
                    See "Purchases."

Redemptions:        Shares may be redeemed through PaineWebber, its
                    correspondent firms or the Transfer Agent. See
                    "Redemptions."

Dividends:          Declared daily and paid monthly. All dividends are
                    automatically paid in Fund shares unless the shareholder elects instead to have dividends transmitted by federal funds wire to either a designated bank account or PaineWebber account. See "Dividends and Taxes."

Minimum Initial
 Purchase:          $10,000,000; $100,000 minimum for subsequent purchases.
                    (Financial intermediaries may establish different minimums for their customers who purchase shares through them.)

Public Offering     Net asset value, which the Fund seeks to maintain at $1.00
 Price:             per share.

  WHO SHOULD INVEST. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. These institutions include corporations, banks, trust companies, insurance companies, investment counsellors, pension funds, employee benefit plans, professional firms, trusts, estates and educational, religious and charitable organizations. See "Purchases" and "Management."

  RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective. While the types of money market securities in which the Fund invests generally are considered to have low risk of loss of principal or interest, these securities are not completely risk free. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. During periods when interest rates are declining or rising, the Fund's yield will tend to lag behind prevailing short-term market rates. Redemption of shares by one or more shareholders during the Fund's initial period of operations when the Fund may have a relatively small number of investors may cause the Fund to hold a higher portion of its assets in the securities of fewer issuers, resulting in greater risk. See "Investment Objective and Policies--Other Investment Policies and Risks."

  EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund. "Miscellaneous Expenses" have been estimated for the current fiscal year.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     ---------------------------
                                                                     FINANCIAL
                                                     INSTITUTIONAL INTERMEDIARY
                                                        SHARES        SHARES
                                                     ------------- -------------
Management Fees ...................................          0.18%         0.18%
Other Expenses:
 Shareholder Servicing Fees........................   0.00%         0.25%
 Miscellaneous Expenses*...........................   0.00%         0.00%
Total Other Expenses ..............................          0.00%         0.25%
                                                            ------        ------
Total Operating Expenses ..........................          0.18%         0.43%
                                                            ======        ======

--------
* Although the Fund pays the fees and expenses (including counsel fees) of its Independent Trustees (the Trustees who are not "interested persons" of the Fund or Mitchell Hutchins, as defined in the Investment Company Act of 1940 ("1940 Act")), Mitchell Hutchins is contractually obligated to reduce its management fee in an amount equal to these fees and expenses. It is esti-mated that these fees and expenses will be less than 0.01% of the Fund's av-erage net assets.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

  An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
  Institutional shares...........................................  $2      $ 6
  Financial Intermediary shares..................................  $4      $14

  This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to earn maximum current income consistent with liquidity and the preservation of capital.

  The Fund seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less. All securities in which the Fund invests have or are deemed to have remaining maturities of 397 days or less on the date of purchase.

  The Fund invests in high quality, short-term, U.S. dollar-denominated money market instruments of U.S. and foreign issuers. These instruments include gov-ernment securities, obligations of banks, commercial paper and other short-term obligations issued by corporations, partnerships, trusts or other enti-ties, corporate bonds and notes, variable and floating rate securities, fund-ing agreements, guaranteed investment contracts, variable amount master demand notes, participation interests in any of the foregoing and repurchase agree-ments. Participation interests are pro rata interests in securities held by others.

  The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumental-ities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certifi-cates ("GNMAs")), securities supported primarily or solely by the creditwor-thiness of the issuer (such as securities of the Resolution Funding Corpora-tion and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association).

  The Fund may invest in obligations (including certificates of deposit, bank-ers' acceptances and similar obligations) of U.S. and foreign banks. The Fund may invest in non-negotiable time deposits of banks, savings associations and similar depository institutions only if the time deposits have maturities of seven days or less.

  The securities purchased by the Fund consist only of obligations that are "First Tier Securities" as defined in Rule 2a-7 under the 1940 Act. As so de-fined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one NRSRO has as-signed the obligation a short-term rating. The Fund also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or unconditional demand features) or the is-suer of the guarantee to determine whether the security is eligible for pur-chase. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies and instrumentalities), except that the Fund may invest up to 25% of its total assets in First Tier Securi-ties of a single issuer for a period of up to three business days.

OTHER INVESTMENT POLICIES AND RISKS

  RISKS. While the types of money market instruments in which the Fund invests generally are considered to have low risk of loss of principal or interest, they are not completely risk free. An issuer or guarantor may be unable or un-willing to pay interest or repay principal on its obligations for many rea-sons, including adverse changes in its own financial condition or in economic conditions generally.

  The Fund's investments in U.S. dollar-denominated securities of foreign is-suers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic develop-ments, possible withholding taxes, seizure of foreign deposits, currency con-trols, interest limitations or other governmental restrictions that might af-fect the payment of principal or interest on the Fund's portfolio securities. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

  During periods when interest rates are declining or rising, the Fund's yield will tend to lag behind prevailing short-term market rates. This means that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising in-terest rates its yield generally will be somewhat lower. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares are likely to be invested in portfolio instruments that produce lower yields than the balance of its portfolio, thereby reducing its yield. In periods of rising interest rates the opposite can be true.

  Redemption of shares by one or more shareholders during the Fund's initial period of operations, when the Fund may have a relatively small number of in-vestors, may cause the Fund to hold a higher portion of its assets in the se-curities of fewer issuers.

  YEAR 2000 RISKS. Like other mutual funds, financial and business organiza-tions around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the Fund's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that is uses and to obtain satis-factory assurances that comparable steps are being taken by the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

  U.S. GOVERNMENT SECURITIES. The Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both that have been "stripped" from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including "Treasury In-vestment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Trea-sury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

  COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The Fund may purchase commercial paper, which includes short-term obligations issued by corpora-tions, partnerships, trusts or other entities to finance short-term credit needs. The Fund may also purchase non-convertible debt obligations with no more than 397 days remaining to maturity at the time of purchase. Short-term obligations issued by trusts or special purpose entities may include certifi-cates or notes that represent participations in or are backed by pools of mortgages or credit card, automobile or other types of receivables or finan-cial assets. The Fund may invest in funding agreements and guaranteed invest-ment contracts issued by insurance companies which are obligations of the in-surance company or its separate account. Funding agreements permit the invest-ment of varying amounts under a direct agreement between the Fund and an in-surance company and provide that the principal amount may be increased from time to time (subject to specified maximums) by agreement of the parties or decreased by either party. The Fund expects to invest in funding agreements with floating or variable rates that are subject to demand features that per-mit the Fund to tender its interest back to the issuer.

  VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months is-sued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the Fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if they are subject to a demand feature exercisable within 13 months or less. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different ad-justment rates. A demand feature gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the amortized cost of the se-curity plus accrued interest prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these in-stitutions could cause losses to the Fund and affect its share price.

  VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by the Fund may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (sub-ject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and may be unrated.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases obligations from banks, securities dealers or their respective affiliates and simultaneously commits to resell the obligations to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obliga-tions prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains sepa-rate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon de-mand is, in effect, secured by such obligations.

  Repurchase agreements carry certain risks not associated with direct invest-ments in securities, including possible decline in the market value of the un-derlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the counterparty or a guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of the collater-al. The Fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present mini-mal credit risks in accordance with guidelines established by the board.

  LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to quali-fied broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets. Lending securities enables the Fund to earn addi-tional income, but could result in a loss or delay in recovering these securi-ties.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in il-liquid securities. These include repurchase agreements maturing in more than seven days and securities whose disposition is restricted under the federal securities laws, other than those that Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. The Fund does not con-sider securities that are eligible for resale under SEC Rule 144A to be illiq-uid if Mitchell Hutchins has determined them to be liquid in accordance with procedures approved by the board. The Fund's investments in Rule 144A securi-ties could increase the level of its illiquidity, however, to the extent that qualified institutional buyers, for a time, become uninterested in purchasing these securities.

  WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" or forward commitment basis, that is, for delivery beyond the normal settle-ment date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund purchases securities on a when-issued basis, it immedi-ately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

  OTHER INVESTMENT POLICIES. The Fund may borrow money from banks for tempo-rary purposes in an aggregate amount not exceeding 33 1/3% of the value of its total assets. The costs associated with borrowing money may reduce the Fund's net income. The Fund may invest up to 10% of its total assets in the securi-ties of other money market funds.

  The Fund's investments in securities with remaining maturities in excess of 13 months, such as variable and floating rate securities and variable amount master demand notes, must comply with conditions established by the SEC under which these securities may be considered to have remaining maturities of 13 months or less.

  In managing the Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the weighted average maturity of the Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins may also seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

  New forms of money market instruments continue to be developed. The Fund may invest in such instruments to the extent consistent with its investment objective.

  The Fund's investment objective may not be changed without the approval of its shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without share-holder approval. All other investment policies may be changed by the board without shareholder approval.

PURCHASES

  The Fund accepts the settlement of purchase orders only in available federal funds. ("Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of an-other bank in one day and thus may be made immediately available to the Fund through its custodian.)

  The Fund offers investors the choice of investing in two separate classes of shares--Institutional shares and Financial Intermediary shares. Institutional shares are available for purchase by institutional investors, and, at the dis-cretion of PaineWebber, for purchase by individuals or other entities. Finan-cial Intermediary shares are available for purchase only by banks and other financial intermediaries for the benefit of their customers. Financial Inter-mediary shares bear all fees payable by the Fund to those financial intermedi-aries for certain services they provide to the beneficial owners of these shares.

  The minimum initial investment is $10,000,000. The minimum subsequent investment is the greater of $100,000 or the minimum required to bring a shareholder's account balance to $10,000,000 if the account has fallen below that amount. Both the initial minimum investment and the subsequent minimum investment may be waived at the discretion of PaineWebber. Subsequent pur-chases of shares by a shareholder whose account balance has fallen below $10,000,000 will be accepted only if the account balance will be at least $10,000,000 after that purchase. Financial intermediaries purchasing shares for the accounts of their customers may set a higher or lower minimum for ini-tial and subsequent investments by their customers, provided that when their customers' shareholdings are aggregated, the above noted minimums are met. In-vestors interested in purchasing Financial Intermediary shares should consult their financial institutions concerning any initial or subsequent minimum in-vestment requirements.

  Shares of the Fund are offered for sale, without a sales charge, at the net asset value per share next determined after receipt and acceptance of a pur-chase order by the Transfer Agent, subject to timely receipt of federal funds as provided below. An investor can place a purchase order by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or corre-spondent firm who must then relay the order to the Transfer Agent. The Fund effects orders to purchase its shares three times on each Business Day at the net asset value determined as of 12:00 noon (Eastern time), 2:30 p.m. (Eastern time) and 5:00 p.m. (Eastern time). For the purchase of Fund shares to be effected on that Business Day, the investor must wire federal funds to the Fund, care of the Transfer Agent, and that wire must be credited to the Fund's bank account by a Federal Reserve Bank on that Business Day. Otherwise, the order will be executed on the following Business Day if federal funds have been received on that Business Day. Purchase orders may be initiated by any authorized party on the account, including the shareholder's PaineWebber In-vestment Executive. A "Business Day" is any day on which the New York offices of the Trust's custodian, The Bank of New York ("Custodian"), the Transfer Agent, PaineWebber and PaineWebber's bank are all open for business.

  The Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

  The availability of Fund shares to customers of PaineWebber's correspondent firms may vary depending on the arrangements between PaineWebber and such firms.

  Investors who are purchasing shares should instruct their banks to transfer federal funds by wire. Wire transfers should be directed to:

                     Mitchell Hutchins Institutional Funds
                           c/o The Bank of New York

                            CR DDA A/C #8900337516
                               FFC PW A/C #
             [insert PaineWebber account name and account number]
                                ABA #021000018

  Unless the investor otherwise specifies, all shares purchased will be Insti-tutional shares.

  REMOTE TRADE ENTRY. At its discretion, the Fund may offer eligible institu-tional investors who meet certain conditions an electronic trade order entry
(RTE) capability. For more information on this option, please contact your PaineWebber Investment Executive or the Transfer Agent at 1-888-LIR-FUND. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

EXCHANGES

  Shareholders may exchange shares of the Fund for shares of the same class of any of the three Liquid Institutional Reserves funds--Money Market Fund, Gov-ernment Securities Fund and Treasury Securities Fund. These funds all have higher total operating expenses than the Fund and lower minimums for initial and subsequent purchases. Exchange orders from Fund shareholders received by 12:00 noon, Eastern time, with respect to Government Securities Fund and Trea-sury Securities Fund are effected on that Business Day. Exchange orders from Fund shareholders received by 2:30 p.m., Eastern time, with respect to Money Market Fund also are effected on that Business Day. Exchange orders received after those times are executed on the next Business Day. If a shareholder ex-changes all his or her Fund shares, the dividends accrued on those shares for the month to date also will be invested in the shares of the other fund into which the exchange is made.

  Shareholders may place exchange orders by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an exchange order through a PaineWebber Investment Executive or correspondent firm, who must then relay the order to the Transfer Agent as noted above. Ex-change orders may be initiated by any authorized party on a shareholder's ac-count, including the shareholder's PaineWebber Investment Executive.

  The exchange privilege may be modified or terminated at any time and, when required by SEC rules, on 60 days' notice. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized.

  AUTOMATIC EXCHANGE WHEN ACCOUNTS FALL BELOW $10,000,000. If, at any time, the total investment in a shareholder's account has been less than $10,000,000 for 30 consecutive days, the Fund may exchange those shares for shares of Liq-uid Institutional Reserves Money Market Fund unless the shareholder has elected in its account application to have the shares redeemed and the pro-ceeds of redemption paid to the shareholder.

REDEMPTIONS

  Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value per share next computed after the receipt of a redemption request in proper form by the Transfer Agent. Redemption or-ders are effected three times on each Business Day at the net asset value de-termined as of 12:00 noon (Eastern time), 2:30 p.m. (Eastern time) and 5:00 p.m. (Eastern time) by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or correspondent firm which must then relay the order to the Transfer Agent by the time noted above. Redemption orders may be initiated by any authorized party on a shareholder's account, including the shareholder's PaineWebber Investment Executive. Redemption proceeds will be paid by federal funds wired to one or more of the bank accounts that have been designated by the shareholder, normally on the Business Day the redemption re-quest is accepted. If a shareholder redeems all the shares owned, dividends accrued for the month to date will be paid in federal funds and wired at the same time to the bank account(s) designated by the shareholder.

  Redemption requests placed later in the day--especially between 3:30 p.m. and 5:00 p.m., Eastern time--will be processed by the Transfer Agent and a wire will be initiated. However, receipt by the shareholder's designated bank account may be delayed if a Federal Reserve Bank is experiencing delays in transfers of funds. Neither the Fund nor the Transfer Agent is responsible for the performance of a shareholder's receiving bank or any of its intermediar-ies.

  A properly completed account application with signature guaranteed or other authentication acceptable to the Transfer Agent must be on file with the Transfer Agent before a redemption request can be processed. The application requires that the shareholder designate the bank account(s) or PaineWebber ac-count to which redemption proceeds should be wired. Any change in the account designated must be submitted in a form deemed acceptable by the Transfer Agent. If the information provided by a shareholder in a redemption request does not correspond to the information on the application, the Trans-fer Agent will not effect the transaction.

  ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about re-demption requirements should consult their PaineWebber Investment Executives, correspondent firms or the Transfer Agent at 1-888-LIR-FUND. Shareholders will earn dividends on redeemed shares up to (but not including) the day of redemp-tion. The redemption price may be more or less than the purchase price, de-pending on the market value of the Fund's portfolio; however, the Fund antici-pates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

  There is no minimum amount for redemptions.

  ADDITIONAL INFORMATION ON FINANCIAL INTERMEDIARY SHARES. The Fund's shares are sold and redeemed without charge by the Fund. Financial intermediaries purchasing or holding Financial Intermediary shares for their customer ac-counts may charge customers for cash management and other services provided in connection with their accounts, including, for instance, account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to beneficial owners of Financial In-termediary shares will be lower than those on Institutional shares by the amount of fees paid by the Fund for services provided by financial intermedi-aries through which those shares are purchased and held. See "Financial Inter-mediaries." A customer should consider the terms of his or her account with a financial intermediary before purchasing shares. A financial intermediary pur-chasing or redeeming shares on behalf of its customers is responsible for transmitting orders to the Transfer Agent in accordance with its customer agreements and the procedures noted above.

VALUATION OF SHARES

  The Fund uses its best efforts to maintain its net asset value at $1.00 per share. The Fund's net asset value per share is determined by dividing the value of its investments and other assets minus its liabilities by the number of Fund shares outstanding. The net asset value per share for each class is determined three times each Business Day as of 12:00 noon (Eastern time), 2:30 p.m. (Eastern time) and 5:00 p.m. (Eastern time).

  The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the differ-ence between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

DIVIDENDS AND TAXES

  DIVIDENDS. Each Business Day, the Fund declares as dividends all of its net investment income. Shares are entitled to receive dividends beginning on the date the purchase order is accepted; dividends are accrued to shareholder accounts daily and are paid on the last Business Day of the month or upon re-demption of a shareholder's entire Fund account. Dividends are automatically paid in additional Fund shares unless the shareholder elects instead to have dividends transmitted by federal funds wire to either a designated bank ac-count or PaineWebber account. A shareholder must notify the Transfer Agent in writing in a form deemed acceptable by the Transfer Agent at least two Busi-ness Days prior to the end of the month if the shareholder wishes to change this election with respect to a particular monthly dividend. Shares do not earn dividends on the day of redemption.

  The Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any long-term capital gain distributions. Dividends paid on both classes of shares are calculated at the same time and in the same man-ner. Dividends on Financial Intermediary shares are expected to be lower than those paid on Institutional shares because of the higher expenses borne by the Financial Intermediary shares.

  TAXES. The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that it distributes to its shareholders.

  Dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's dividends will not qualify for the dividends-received deduc-tion for corporations.

  Some states and localities exempt from their income taxes the portions of the Fund's dividends that are attributable to interest on U.S. Treasury secu-rities and certain other U.S. government securities. Dividends attributable to earnings on repurchase agreements and securities loans involving those securi-ties are, as a general rule, not eligible for that exemption.

  The Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by the Fund specifies the portions of its dividends that are attributable to U.S. Treasury securities and other U.S. government securities generally exempt from state and local income taxes.

  The Fund is required to withhold 31% of all dividends payable to any indi-viduals and certain other noncorporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) otherwise are sub-ject to backup withholding.

  ADDITIONAL INFORMATION. The foregoing is only a summary of some of the im-portant federal, state and local income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax consid-erations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

  The board, as part of its overall management responsibility, oversees vari-ous organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administrator, makes and imple-ments all investment decisions and supervises all aspects of its operations.

  The Fund incurs various expenses in its operations, such as the management fee paid to Mitchell Hutchins, custody and transfer agency fees, shareholder service fees paid for Financial Intermediary shares, professional fees, ex-penses of board and shareholder meetings, fees and expenses relating to regis-tration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, in-cluding costs or losses in any litigation.

  Mitchell Hutchins has agreed to bear all expenses of the Fund other than the management fee, shareholder service fees paid for Financial Intermediary shares, fees and expenses (including counsel fees) of the Independent Trust-ees, interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith and extraordinary expenses. For its services and its bearing these expenses, the Fund pays Mitchell Hutchins a monthly fee at the annual rate of 0.18% of its average daily net assets. Al-though Mitchell Hutchins is not obligated to pay the fees and expenses of the Independent Trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses.

  Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber. PaineWebber, the distributor of the Fund's shares, is located at the same ad-dress and is wholly owned by Paine Webber Group Inc., a publicly owned finan-cial services holding company. At June 30, 1998, Mitchell Hutchins was invest-ment adviser or sub-adviser to 32 registered investment companies with 69 sep-arate portfolios and aggregate assets of approximately $40.3 billion.

  In accordance with procedures adopted by the board, the Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program. Mitchell Hutchins investment personnel may engage in securi-ties transactions for their own accounts pursuant to a code of ethics that es-tablishes procedures for personal investing and restricts certain transac-tions.

FINANCIAL INTERMEDIARIES

  Financial intermediaries, such as banks and savings associations, may pur-chase Financial Intermediary shares for the accounts of their customers. The Fund has adopted a shareholder services plan ("Plan") with respect to Finan-cial Intermediary shares. PaineWebber implements the Plan on behalf of the Trust by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Interme-diary shares.

  Under the Plan, the Fund pays PaineWebber an annual fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under each service agreement, PaineWebber pays an identical fee to the financial in-termediary for providing the support services to its customers specified in the service agreement. These services may include: aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; processing dividend payments on behalf of customers; providing information pe-riodically to customers showing their positions in Financial Intermediary shares; arranging for bank wires; responding to customer inquiries relating to the services performed by the financial intermediary; providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder commu-nications from the Fund to customers, if required by law; and such other simi-lar services as the Fund may reasonably request from time to time to the ex-tent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations.

  Under the terms of the service agreements, financial intermediaries are re-quired to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Financial Intermediary shares. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with PaineWebber in connection with their investment. Financial intermediaries providing services to beneficial owners of Financial Intermediary shares in certain states may be required to be registered as dealers under the laws of those states.

  Should future legislative, judicial or administrative action prohibit or re-strict the activities of banks serving as financial intermediaries in connec-tion with the provision of support services to their customers, the Trust and PaineWebber might be required to alter or discontinue their arrangements with financial intermediaries and change their method of operations with respect to Financial Intermediary shares. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset values per share or result in a financial loss to any shareholder.

  Conflict of interest restrictions may apply to a financial institution's re-ceipt of compensation from the Fund through PaineWebber under a service agree-ment resulting from fiduciary funds being invested in Financial Intermediary shares. Before investing fiduciary funds in Financial Intermediary shares, fi-nancial intermediaries, including investment advisers and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities commissions and banks regulated by the Comptroller of the Currency should con-sult their legal advisors.

PERFORMANCE INFORMATION

  From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not in-tended to indicate future performance. The "current yield" of the Fund is the income on an investment in the Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned is as-sumed to be reinvested. The "effective yield" will be higher than the "current yield" because of the compounding effect of this assumed reinvestment.

  Current yield and effective yield are calculated separately for Institu-tional shares and Financial Intermediary shares. Since holders of Financial Intermediary shares bear all service fees for the services rendered by finan-cial intermediaries, the net yield on Financial Intermediary shares can be ex-pected at any given time to be approximately 0.25% lower than the net yield on Institutional shares. Any additional fees directly assessed by financial intermediaries will have the effect of further reducing the net yield realized by a beneficial owner of Fi-nancial Intermediary shares.

  The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began opera-tions or for shorter periods. This return data may or may not assume reinvest-ment of dividends (compounding).

GENERAL INFORMATION

  The Fund is a newly organized, diversified series of the Trust, an open-end management investment company formed on April 29, 1998 as a business trust un-der the laws of Delaware. The board has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

  Each share of the Fund has equal voting, dividend and liquidation rights, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries and bear the related service fees.

  The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders.

  Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by vote cast in person or by proxy at a meet-ing called for that purpose. The trustees are required to call a meeting of shareholders of the Trust for the purposes of voting upon the question of re-moval of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

  Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumula-tive and, as a result, the holders of more than 50% of the shares of the Trust may elect all of its trustees. The shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class. Financial intermediaries holding shares for their own accounts must undertake to vote the shares in the same propor-tions as the vote of shares held for their customers. As of the date of this Prospectus, Mitchell Hutchins is the sole shareholder of the Fund and may be deemed a controlling person of the Fund until additional investors purchase Fund shares.

  CERTIFICATES. To avoid additional operating expenses and for investor conve-nience, share certificates are not issued. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  REPORTS. Shareholders will receive audited annual and unaudited semiannual financial statements of the Fund. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly.

  CUSTODIAN AND TRANSFER AGENT. The Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the Fund's assets. First Data Investor Services Group, Inc., whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581-5159, is the Fund's transfer and dividend disbursing agent.

                    MITCHELL HUTCHINS LIR SELECT MONEY FUND

                                 JULY 31, 1998

                       [_] LIQUID INSTITUTIONAL RESERVES

                            Money Market Fund
                            Government Securities Fund
                            Treasury Securities Fund


A prospectus containing more complete information for any of the above funds into which exchanges may be made, including charges and expenses, can be obtained from a PaineWebber Investment Executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                  PaineWebber
                       (C)1998 PaineWebber Incorporated

                                                                           S629

                               SUPPLEMENT TO THE
                    MITCHELL HUTCHINS LIR SELECT MONEY FUND
                        PROSPECTUS DATED JULY 31, 1998

                                                                  August 4, 1998

Dear Investor,

        Mitchell Hutchins Asset Management Inc. has agreed to waive 15 basis points of its 18 basis point management fee during the Fund's initial start-up phase through September 13, 1998. Until that date, management fees will be 3 basis points (0.03%).